Letter To Shareholders                      ACM Managed Dollar Income Fund, Inc.
================================================================================

November 6, 1995

Dear Shareholder:

The U.S. bond market continued its impressive, broad-based rally over the past six months. The rally was supported by a slower U.S. economy, restrained inflationary pressures and a shift in Federal Reserve monetary policy. Outside the U.S., emerging market and other foreign debt prices also rose sharply as positive developments in Mexico and Argentina encouraged foreign investors.

FUND PERFORMANCE

We are pleased to report that ACM Managed Dollar Income Fund (New York Stock Exchange symbol: "ADF") benefited from this favorable investment environment. For the six months ended September 30, 1995, the Fund posted a return of +32.54% on a net asset value basis. Over the same period, the unmanaged J.P. Morgan Emerging Markets Bond Index returned +30.16%. Twelve-month performance was restrained by the difficult market conditions that existed in 1994 and early 1995; ADF's total return was +6.11% on a net asset value basis which compared with +6.04% for the Index over the same period. The Fund paid dividends totaling $0.63 per share during the previous six months, or $0.105 per month.

ECONOMIC REVIEW

While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. For the quarter, gross domestic product rose 4.2%, up from 1.3% in the second quarter. Growth in consumer spending, excluding housing, was moderate. For economic growth to continue, consumer spending, which represents two-thirds of the U.S. economy, must increase from its third quarter pace of 0.7%. Currently, support for higher consumer spending remains weak. Real disposable income has risen very modestly in 1995 and personal debt levels continue to escalate.

Despite the strong third quarter growth, concerns regarding inflation have largely subsided. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The favorable inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to cut interest rates in the period ahead.

BOND MARKET REVIEW

Since we last reported, the U.S. bond market continued to post significant gains across nearly all fixed income sectors. The rally was fueled largely by the aforementioned economic developments. Investment grade and high yield corporate securities offered the highest total return (income plus price appreciation). Treasury and mortgage obligations also performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined.

Outside the U.S., emerging market and other foreign debt prices have rebounded sharply since March. The rebound is due, in part, to the favorable U.S. interest rate environment and some improvement in the Mexican and Argentine economic outlook.

INVESTMENT OUTLOOK

It is our view that U.S. economic growth will moderate in the fourth quarter, to an annual growth rate of approximately 2.7%. This projected growth rate is not expected to add significantly to inflationary pressures, and if our forecast proves correct the result should be further gains in U.S. bond prices.

High yield securities should continue to outperform in the months ahead. In particular, we expect issues rated high B and low BB to benefit from the favorable investment environment of low interest rates and modest economic growth. We currently

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

favor the communication and technology sectors as opposed to cyclicals. Select issues in these two sectors are expected to continue to benefit from the industry consolidation that is occurring at attractive valuation multiples. Longer term, we expect the high yield market to continue to benefit from strong mutual fund and pension asset inflows.

In emerging markets, Brazil and Poland may offer good investment opportunities over the next six months. It is our expectation that Brazilian debt will outperform obligations of other Latin American countries as a result of improving economic conditions and a possible debt buy-back program that would help boost bond prices over the near term. Similarly, Polish debt obligations should outperform other non-Latin debt as the country continues its impressive economic growth.

We continue to believe that ADF's strategy will provide superior relative investment results for long-term shareholders. We appreciate your continued investment in the Fund and look forward to reporting to you again in the coming months.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman

/s/ Wayne D. Lyski

Wayne D. Lyski
President

Portfolio Of Investments
September 30, 1995                          ACM Managed Dollar Income Fund, Inc.
================================================================================

                                                 Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
OBLIGATIONS--66.2%
COLLATERALIZED
BRADY BONDS*--38.6%

BRAZIL--9.6%
Republic of Brazil
 Par Bonds (a)
 YL3, 4.25%, 4/15/24........                     $11,000          $  5,355,625
 YL4, 4.25%, 4/15/24........                      47,300            23,029,188
                                                                  ------------
Total Brazilian Securities
 (cost $27,552,655).........                                        28,384,813
                                                                  ------------
MEXICO--6.2%
United Mexican States
 Euro Par Bonds
 6.25%, 12/31/19
 Series A...................                      15,000             9,140,625
 Series B...................                      15,000             9,140,625
                                                                  ------------
Total Mexican Securities
 (cost $18,078,489).........                                        18,281,250
                                                                  ------------
JORDAN--6.0%
The Kingdom of Jordan
 Par Bonds
 4.00%, 12/23/23 (a)
 (cost $21,369,821).........                      39,670            17,752,325
                                                                  ------------
ECUADOR--4.8%
Republic of Ecuador
 Discount Bonds FRN
 6.8125%, 2/28/25 (b)
 (cost $14,754,341).........                      28,850            14,244,688
                                                                  ------------
VENEZUELA--4.4%
Republic of Venezuela
 Par Bonds
 6.75%, 3/31/20
 Series A...................                      15,000             7,696,875
 Series B...................                      10,500             5,387,813
                                                                  ------------
Total Venezuelan Securities
 (cost $13,081,805).........                                        13,084,688
                                                                  ------------
NIGERIA--3.4%
Central Bank of Nigeria
 Par Bonds VRN
 6.25%, 11/15/20 (b)
 (cost $9,578,289)..........                      22,000             9,872,500
                                                                  ------------
PHILIPPINES--2.8%
Central Bank of Philippines
 Par Bonds
 5.75%, 12/01/17 (a)
 (cost $8,105,544)..........                      10,900             8,089,844
                                                                  ------------
ARGENTINA--1.4%
Republic of Argentina
 Euro Par Bonds
 5.00%, 3/31/23 (a)
 (cost $3,981,548)..........                       8,300             4,033,260
                                                                  ------------
Total Collateralized
 Brady Bonds
 (cost $116,502,492)........                                       113,743,368
                                                                  ------------
LOAN PARTICIPATIONS &
ASSIGNMENTS--4.4%

ALGERIA--1.9%
Algeria Refinanced Trust
 Tranche B
 Loan Assignment FRN
 3/04/97 (b)
 8.1875%....................                      12,000             4,440,000
 7.3125%....................                       3,000             1,110,000
                                                                  ------------
Total Algerian Securities
 (cost $13,272,173).........                                         5,550,000
                                                                  ------------
RUSSIA--1.1%
Vneshekonombank
 Loan Assignment (c)
 (cost $3,193,750)..........                      10,000             3,281,250
                                                                  ------------
MOROCCO--1.0%
Republic of Morocco
 Loan Participation FRN
 6.6875%, 1/01/09 (b)
 (cost $3,254,571)..........                       5,000             3,126,550
                                                                  ------------
NICARAGUA--0.4%
Republic of Nicaragua
 Loan Assignment (c)
 (cost $1,740,000)..........                      13,000             1,056,250
                                                                  ------------
Total Loan Participations &
 Assignments
 (cost $21,460,494).........                                        13,014,050
                                                                  ------------

Portfolio Of Investments (continued)        ACM Managed Dollar Income Fund, Inc.
================================================================================

                                                 Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
OTHER SOVEREIGN
DEBT OBLIGATIONS--23.2%

BULGARIA--9.1%
Republic of Bulgaria
 IAB FRN
 6.75%, 7/28/11 (b)
 (cost $24,329,693).........                     $59,384         $  26,778,447
                                                                 -------------
POLAND--6.2%
Republic of Poland
 PDI Bonds (a)
 3.25%, 10/27/14
 (cost $18,181,346).........                      29,000            18,369,615
                                                                 -------------
VENEZUELA--3.1%
Republic of Venezuela
 DCB FRN
 6.8125%, 12/18/07 (b)
 (cost $9,138,883)..........                      18,000             9,106,875
                                                                 -------------
BRAZIL--3.0%
Republic of Brazil C Bonds
 8.00%, 4/15/14 (d).........                      10,300             5,487,973
Republic of Brazil
 DCB FRN
 7.3125%, 4/15/12 (b).......                       6,000             3,472,470
                                                                 -------------
Total Brazilian Securities
 (cost $8,552,124)..........                                         8,960,443
                                                                 -------------
ECUADOR--1.8%
Republic of Ecuador
 PDI Bonds
 6.8125%, 2/27/15 (e).......                      13,785             4,273,336
Republic of Ecuador
 IEB FRN
 6.75%, 12/21/04 (b)........                       1,720             1,014,741
                                                                 -------------
Total Ecuadorian Securities
 (cost $4,850,060)..........                                         5,288,077
                                                                 -------------
Total Other Sovereign Debt
 Obligations (cost $65,052,106)                                     68,503,457
                                                                 -------------
Total Sovereign
 Debt Obligations
 (cost $203,015,092)........                                       195,260,875
                                                                 -------------
U.S. CORPORATE FIXED
INCOME OBLIGATIONS--51.6%

Acetex Corp.
 9.75%, 10/01/03 (f)........                       2,840             2,864,850
Algoma Steel, Inc.
 12.375%, 7/15/05...........                       7,000             6,440,000
Bruno's, Inc.
 10.50%, 8/01/05............                       4,000             3,920,000
CAI Wireless Systems, Inc.
 12.25%, 9/15/02............                       5,000             5,212,500
Calmar, Inc.
 11.50%, 8/15/05 (f)........                       5,000             5,075,000
Crain Industries, Inc.
 13.50%, 8/15/05 (f)........                       5,000             5,175,000
Crown Paper Co.
 11.00%, 9/01/05............                       6,000             5,970,000
Dictaphone Corp.
 11.75%, 8/01/05............                       5,000             5,025,000
GNF Corp.
 10.625%, 4/01/03...........                       5,000             4,375,000
Galaxy Telecom L.P.
 12.375%, 10/01/05..........                       4,540             4,534,325
Gearbulk Holding, Ltd.
 11.25%, 12/01/04...........                       7,000             7,455,000
Graphic Controls Corp.
 12.00%, 9/15/05 (f)........                       4,000             4,060,000
Harvard Industries, Inc.
 11.125%, 8/01/05 (f).......                       5,000             5,112,500
International Wire Group, Inc.
 11.75%, 6/01/05 (f)........                       6,000             6,090,000
Johnstown America Industries, Inc.
 11.75%, 8/15/05............                       5,000             4,987,500
Mohegan Tribal
 Gaming Authority
 13.50%, 11/15/02 (f).......                       3,000             3,112,500
Peoples Telephone
 Company, Inc.
 12.25%, 7/15/02 (f)........                       5,000             5,175,000
Premier Parks, Inc.
 12.00%, 8/15/03 (f)........                       5,000             5,100,000
Primeco, Inc.
 12.75%, 3/01/05............                       8,000             8,280,000
Ralphs Grocery Co.
 10.45%, 6/15/04............                       5,000             4,912,500

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================
                                                 Shares or
                                                 Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
Renaissance Cosmetics, Inc.
 13.75%, 8/15/01..............                    $ 4,000          $  3,980,000
 warrants (c)(g)..............                          8               140,000
SC International Services, Inc.
 13.00%, 10/01/05.............                      2,000             2,020,000
Sullivan Graphics, Inc.
 12.75%, 8/01/05 (f)..........                      5,000             4,981,250
Tembec Finance Corp.
 9.875%, 9/30/05..............                      4,000             3,980,000
Terex Corp.
 13.75%, 5/15/02 (f)..........                      4,300             3,547,500
Terra Industries, Inc.
 10.50%, 6/15/05..............                      7,000             7,385,000
Trans-Resources, Inc.
 11.875%, 7/01/02 (f).........                      5,000             4,725,000
TransTexas Gas Corp.
 11.50%, 6/15/02..............                      6,000             6,300,000
Trump Plaza Funding, Inc.
 10.875%, 6/15/01.............                      6,000             5,565,000
Tultex Corp.
 10.625%, 3/15/05.............                      6,500             6,816,875
                                                                   ------------
Total U.S. Corporate Fixed
 Income Obligations
 (cost $150,500,021)..........                                      152,317,300
                                                                   ------------
NON-U.S. FIXED
INCOME SECURITIES--3.1%

ARGENTINA--2.6%
Acindar Industries FRN
 11.875%, 11/12/98 (b)........                     7,000              5,005,000
MetroGas, S.A.
 12.00%, 8/15/00 (f)..........                     2,750              2,701,875
                                                                   ------------
Total Argentinian Securities
 (cost $9,087,857)............                                        7,706,875
                                                                   ------------
MEXICO--0.5%
Tribasa Toll Road
 Euro-Dollar Trust 1
 10.50%, 12/01/11 (f)
 (cost $1,961,317)............                     2,000              1,530,000
                                                                   ------------
Total Non-U.S. Fixed
 Income Securities
 (cost $11,049,174)...........                                        9,236,875
                                                                   ------------
                                                Contracts or
                                                 Principal
                                                  Amount
                                                   (000)
OTHER SOVEREIGN
DEBT RELATED--4.9%
Bayerische Landesbank
 Spread Notes--U.S.
 Treasury Bonds 7.625%,
 2/15/25 versus Brazil
 Par Bonds 4.00%, 4/15/24
 9.125%, 3/28/96 (h)..........                     3,000              2,806,800
Morgan Guaranty Trust Co. (i)
 Linked to U.S. $
  Restructured Ivory Coast
  9.00%, 12/19/95.............                     1,699              1,789,709
 Linked to U.S. $
  Unrestructured Ivory Coast
  9.00%, 12/19/95.............                     1,773              1,754,765
 Linked to Vneshekonombank
  10.00%, 1/23/96.............                     7,520              8,189,503
                                                                   ------------
Total Other Sovereign Debt
 Related (cost $13,991,696)...                                       14,540,777
                                                                   ------------
TIME DEPOSIT--4.1%
 State Street Bank & Trust Co.,
 5.50%, 10/02/95
 (cost $12,000,000)...........                    12,000             12,000,000
                                                                   ------------
CALL OPTIONS
PURCHASED--0.2%
Vneshekonombank
 Loan Assignment
 expiring October '95
 @ $31.25.....................                       200                469,200
Republic of Argentina
 Euro Par Bonds
 5.00%, 3/31/23
 expiring December '95
 @ $72.50.....................                       165                 38,527
                                                                   ------------
Total Call Options Purchased
 (cost $361,650)..............                                          507,727
                                                                   ------------
TOTAL INVESTMENTS--130.1%
 (cost $390,917,633)..........                                     $383,863,554
                                                                   ------------

Portfolio Of Investments (continued)        ACM Managed Dollar Income Fund, Inc.


================================================================================

                                                       Contracts  U.S. $ Value
--------------------------------------------------------------------------------
OUTSTANDING PUT
OPTION WRITTEN--(0.4%)
Republic of Argentina
 Euro Par Bonds
 5.00%, 3/31/23
 expiring December '95
 @ $68.50 (premium
 received $1,441,276)......                               165     $ (1,240,553)
                                                                  ------------
TOTAL INVESTMENTS, NET
OF OUTSTANDING OPTION
WRITTEN--129.7%                                                    382,623,001
Other assets less liabilities--(29.7%)                             (87,610,034)
                                                                  ------------
NET ASSETS--100%                                                  $295,012,967
                                                                  ============


--------------------------------------------------------------------------------

* Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1995.
(b) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at September 30, 1995.
(c) Non-income producing security.
(d) Coupon consists of 4.00% cash payment and 4.00% paid-in-kind.
(e) Coupon consists of 3.00% cash payment and 3.8125% paid-in-kind.
(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, these securities amounted to $59,250,475 or 20.1% of net assets.
(g) Each warrant entitles the holder to purchase a share of common stock at an exercise price of $0.01 per share. The warrants are exerciseable until August 15, 2001.
(h) The redemption value of this security is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.
(i) The redemption value of these securities is linked to the change in the bid price of the referenced emerging market debt.

    Glossary of terms:
    DCB - Debt Conversion Bonds.
    FRN - Floating Rate Note.
    IAB - Interest Arrears Bonds.
    IEB - Interest Equalization Bonds.
    PDI - Past Due Interest.
    VRN - Variable Rate Note.

See notes to financial statements.

Statement Of Assets And Liabilities
September 30, 1995                          ACM Managed Dollar Income Fund, Inc.
================================================================================

ASSETS
 Investments in securities, at value (cost $390,917,633)..................................     $383,863,554
 Cash.....................................................................................          617,456
 Receivable for investment securities sold................................................       11,459,537
 Interest receivable......................................................................       10,233,419
 Deferred organization expenses and other assets..........................................           32,573
                                                                                               ------------
 Total assets.............................................................................      406,206,539
                                                                                               ------------
LIABILITIES
 Outstanding option written, at value (premium received $1,441,276).......................        1,240,553
 Loan payable.............................................................................       80,500,000
 Payable for investment securities purchased..............................................       25,687,387
 Net unrealized depreciation of swap contracts............................................        2,797,250
 Interest payable.........................................................................          540,034
 Advisory fee payable.....................................................................          238,814
 Administrative fee payable...............................................................           47,762
 Accrued expenses and other liabilities...................................................          141,772
                                                                                               ------------
 Total liabilities........................................................................      111,193,572
                                                                                               ------------
NET ASSETS (equivalent to $10.42 per share, based on 28,325,009 shares outstanding).......     $295,012,967
                                                                                               ============
COMPOSITION OF NET ASSETS
 Common stock, at par.....................................................................     $    283,250
 Additional paid-in capital...............................................................      391,817,637
 Accumulated net realized loss............................................................      (87,437,314)
 Net unrealized depreciation of investments, options and swap contracts...................       (9,650,606)
                                                                                               ------------
                                                                                               $295,012,967
                                                                                               ============
NET ASSET VALUE PER SHARE.................................................................           $10.42
                                                                                                     ======
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

Statement Of Operations
Year Ended September 30, 1995               ACM Managed Dollar Income Fund, Inc.
================================================================================

INVESTMENT INCOME
 Interest.....................................................................................    $46,896,994
 Dividends....................................................................................        478,515    $  47,375,509
                                                                                                  -----------
EXPENSES
 Advisory fee.................................................................................      2,662,568
 Administrative fee...........................................................................        532,520
 Loan origination fee and loan expenses.......................................................        348,792
 Audit and legal..............................................................................        174,332
 Custodian....................................................................................        170,643
 Transfer agency..............................................................................        104,407
 Reports and notices to shareholders..........................................................         66,222
 Directors' fees..............................................................................         27,376
 Amortization of organization expenses........................................................          7,997
 Miscellaneous................................................................................         61,178
                                                                                                  -----------
 Total expenses before interest...............................................................      4,156,035
 Interest expense.............................................................................      5,871,499
                                                                                                  -----------
 Total expenses...............................................................................                      10,027,534
                                                                                                                 -------------
 Net investment income........................................................................                      37,347,975
                                                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
 Net realized loss on investment transactions.................................................                     (46,041,439)
 Net realized loss on option transactions.....................................................                      (2,849,452)
 Net change in unrealized depreciation of investments, options and swap contracts.............                      25,563,387
                                                                                                                 -------------
 Net loss on investments......................................................................                     (23,327,504)
                                                                                                                 -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS....................................................                   $  14,020,471
                                                                                                                 =============


Statement Of Changes In Net Assets
================================================================================

                                                                                        For The            October 22, 1993*
                                                                                      Year Ended                  to
                                                                                  September 30, 1995      September 30, 1994
                                                                                  ------------------      ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income...........................................................     $ 37,347,975            $ 31,168,079
 Net realized loss on investment and option transactions.........................      (48,890,891)            (38,165,107)
 Net change in unrealized depreciation of investments, options and swap contracts       25,563,387             (35,213,993)
                                                                                      ------------            ------------
 Net increase (decrease) in net assets from operations...........................       14,020,471             (42,211,021)

DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income............................................      (37,303,113)            (31,168,079)
 Distributions in excess of net investment income................................              -0-                (448,110)
 Tax return of capital distribution..............................................         (465,363)             (1,884,838)

COMMON STOCK TRANSACTIONS
 Net proceeds from sale of common stock..........................................              -0-             383,097,000
 Offering costs charged to additional paid-in capital............................              -0-              (1,390,000)
 Reinvestment of dividends resulting in the issuance of Common Stock.............        4,941,844               7,724,066
                                                                                      ------------            ------------
 Total increase (decrease).......................................................      (18,806,161)            313,719,018

NET ASSETS
 Beginning of period.............................................................      313,819,128                 100,110
                                                                                      ------------            ------------
 End of period...................................................................     $295,012,967            $313,819,128
                                                                                      ============            ============
-------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
  See notes to financial statements.

Statement Of Cash Flows
Year Ended September 30, 1995               ACM Managed Dollar Income Fund, Inc.
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
 Interest and dividends received..........................................      $    43,699,992
 Interest expense paid....................................................           (6,438,582)
 Operating expenses paid..................................................           (5,488,128)
                                                                                ---------------
 Net increase in cash from operating activities...........................                          $ 31,773,282

INVESTING ACTIVITIES:
 Purchases of long-term portfolio investments.............................       (1,233,426,261)
 Proceeds from disposition of long-term portfolio investments.............        1,274,321,487
 Purchases of short-term portfolio investments, net.......................          (28,467,052)
                                                                                ---------------
 Net increase in cash from investing activities...........................                            12,428,174

FINANCING ACTIVITIES*:
 Cash dividends and distributions paid....................................          (33,084,000)
 Proceeds from borrowings.................................................           15,000,000
 Repayment of borrowings..................................................          (25,500,000)
                                                                                ---------------
 Net decrease in cash from financing activities...........................                           (43,584,000)
                                                                                                    ------------
 Net increase in cash.....................................................                               617,456
 Cash at beginning of year................................................                                   -0-
                                                                                                    ------------
 Cash at end of year......................................................                          $    617,456
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
 Net increase in net assets from operations...............................                           $14,020,471

ADJUSTMENTS:
 Decrease in interest receivable..........................................          $   108,294
 Accretion of bond discount...............................................           (3,783,811)
 Decrease in accrued expenses.............................................           (1,332,093)
 Decrease in interest payable.............................................             (567,083)
 Net loss on investments..................................................           23,327,504
                                                                                    -----------
 Total adjustments........................................................                            17,752,811
                                                                                                     -----------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES............................                           $31,773,282
                                                                                                     ===========
-------------------------------------------------------------------------------------------------------------------------------

* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.
  See notes to financial statements.

Notes To Financial Statements
September 30, 1995                          ACM Managed Dollar Income Fund, Inc.
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. On October 19, 1993, the Fund sold 7,100 shares of common stock for $100,110 to Alliance Capital Management, L.P. (the "Adviser"). The Fund commenced operations on October 22, 1993. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Due to the nature of the markets for sovereign debt obligations, quotations from several sources are obtained so that the Fund's portfolio investments are not generally priced by a single source. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Organization Expenses

Organization expenses of approximately $40,000 were deferred and are being amortized on a straight-line basis through October 1998.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. Reclassification of Components of Net Assets

During the year, the Fund reclassified certain components of net assets. The reclassifications were the result of permanent book to tax differences as well as a reclassification of the tax return of capital. The reclassifications resulted in a net decrease to distributions in excess of net investment income and a corresponding decrease to additional paid-in capital of $465,363. Net assets were not affected by the reclassifications.

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month. Under the terms of an Administration Agreement, the Fund pays Middlesex Administrators L.P (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and options) aggregated $1,241,439,273 and $1,293,778,077, respectively, for the year ended September 30, 1995. At September 30, 1995, the cost of securities for federal income tax purposes was $394,441,636. Accordingly, gross unrealized appreciation of investments was $8,783,582 and gross unrealized depreciation of investments was $19,361,664, resulting in net unrealized depreciation of $10,578,082.

For federal income tax purposes, the Fund had a capital loss carryforward at September 30, 1995 of approximately $48,700,000 which will expire in 2003.

Options Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended September 30, 1995 were as follows:

                                              Number of       Premiums
Options Written                               Contracts       Received
                                              ---------      -----------
Options outstanding at
  beginning of year.............                  950        $ 2,495,000
Options written.................                2,237         11,438,564
Options expired.................               (1,050)        (1,492,500)
Options exercised...............                 (655)        (5,541,750)
Options terminated in
  closing transactions..........               (1,317)        (5,458,038)
                                               ------        -----------
Options outstanding at
  September 30, 1995............                  165        $ 1,441,276
                                               ======        ===========

Notes To Financial Statements (continued)   ACM Managed Dollar Income Fund, Inc.
================================================================================

NOTE D: Interest Rate Swap Agreements

The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments. An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on interest rate swap contracts.

The Fund has entered into Interest Rate Swap Agreements with Morgan Guaranty Trust Company of New York ("Morgan").

At September 30, 1995, the Fund had outstanding interest rate swaps as follows:

                                                              Rate Type
                                                  -----------------------------------
                                                                                           Unrealized
        Swap         Notional     Termination     Payments Made     Payments Received     Appreciation
     Counterparty     Amount          Date         by the Fund         by the Fund       (Depreciation)
     ------------  ------------   -----------     ---------------   -----------------    --------------
       Morgan      $25,000,000*     2/09/96       Floating-LIBOR+     Floating-LIBOR
                                                    plus 1.000%        plus .8125%         $  132,750
       Morgan       50,000,000      1/01/09       Floating-LIBOR
                                                    plus .8125%       Fixed-6.6100%        (2,930,000)
                                                                                          -----------
                                                                                          $(2,797,250)
                                                                                          ===========

* The payments made by the Fund are based on a notional amount of $15,653,255.
+ LIBOR--London Interbank Offered Rate.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 28,325,009 shares of Common Stock outstanding at September 30, 1995, the Adviser owned 7,100 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 27,170,000 shares of the Fund's common stock, for net proceeds of $383,097,000 after deducting underwriting discounts and commissions. Offering costs of $1,390,000 relating to the initial public offering have been charged to additional paid-in capital. During the year ended September 30, 1995, and for the period from October 22, 1993 to September 30, 1994, the Fund issued 530,592 and 617,317 shares, respectively, in connection with the Fund's Dividend Reinvestment Plan.

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

NOTE F:  Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. on March 31, 1994. The maximum credit available is $100,000,000 and the amount outstanding as of September 30, 1995 was $80,500,000 with an average interest rate of 7.30%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the year ended September 30, 1995 was approximately $81,200,000 with a related weighted average annualized interest rate of 7.13%. The Fund is also obligated to pay Citibank, N.A. a commitment fee computed at the rate of .25 of 1% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

NOTE G: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

--------------------------------------------------------------------------------

NOTE H: Quarterly Results of Operations (unaudited)

                                                                             Net Change
                                                 Net Realized and           In Net Assets
                           Net Investment      Unrealized Gain (Loss)      Resulting from       Market Price
                               Income             on Investments             Operations            on NYSE
                         -----------------     ----------------------     ----------------     --------------
                          Total       Per        Total         Per         Total      Per
Quarter Ended             (000)      Share       (000)        Share        (000)     Share      High     Low
-------------            -------    ------     --------     ---------     -------   -------    ------  ------
September 30, 1995.....  $ 9,199     $ .32     $ 13,397       $  .47      $ 22,596   $  .79   $ 10.000 $ 9.250
June 30, 1995..........    9,489       .34       42,762         1.52        52,251     1.86   $ 10.125 $ 8.250
March 31, 1995.........    9,697       .34      (36,750)       (1.31)      (27,053)    (.97)  $ 10.500 $ 7.625
December 30, 1994......    8,963       .32      (42,737)       (1.53)      (33,774)   (1.21)  $ 11.125 $ 9.500
                         -------     -----     --------       ------      --------   ------
                         $37,348     $1.32     $(23,328)      $ (.85)     $ 14,020   $  .47
                         =======     =====     ========       ======      ========   ======

September 30, 1994.....  $ 8,633     $ .31     $ 13,422       $  .48      $ 22,055   $  .79   $ 12.125 $10.500
June 30, 1994..........    8,550       .31      (11,729)        (.42)       (3,179)    (.11)  $ 13.250 $11.000
March 31, 1994.........    7,855       .29      (85,763)       (3.12)      (77,908)   (2.83)  $ 15.125 $12.125
December 31, 1993*.....    6,130       .22       10,691          .40        16,821      .62   $ 15.125 $14.000
                         -------     -----     --------       ------      --------   ------
                         $31,168     $1.13     $(73,379)      $(2.66)     $(42,211)  $(1.53)
                         =======     =====     ========       ======      ========   ======

*  From October 22, 1993 (commencement of operations).

Financial Highlights                        ACM Managed Dollar Income Fund, Inc.
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                         October 22, 1993*
                                                                         Year Ended             to
                                                                     September 30, 1995  September 30, 1994
                                                                     ------------------  ------------------
Net asset value, beginning of period.................................      $11.29              $14.04(a)
                                                                           ------              ------
Income From Investment Operations
---------------------------------
Net investment income................................................        1.32                1.13
Net realized and unrealized loss on investment and option
 transactions........................................................        (.85)              (2.66)
                                                                           ------              ------
Net increase (decrease) in net asset value from operations...........         .47               (1.53)
                                                                           ------              ------
Less: Distributions
-------------------
Dividends from net investment income.................................       (1.32)              (1.13)
Distributions in excess of net investment income.....................         -0-                (.02)
Tax return of capital distribution...................................        (.02)               (.07)
                                                                           ------              ------
Total distributions..................................................       (1.34)              (1.22)
                                                                           ------              ------
Net asset value, end of period.......................................      $10.42              $11.29
                                                                           ======              ======
Market value, end of period..........................................      $9.875              $11.25
                                                                           ======              ======
Total Return (b)
----------------
Total investment return based on:
 Market value........................................................        0.92%             (11.94)%
 Net asset value.....................................................        6.11%             (11.62)%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)............................    $295,013            $313,819
Ratio of expenses to average net assets..............................        2.83%               1.78%(c)
Ratio of expenses to average net assets excluding interest expense...        1.17%               1.07%(c)
Ratio of net investment income to average net assets.................       10.56%               8.54%(c)
Portfolio turnover rate..............................................         344%                225%
-----------------------------------------------------------------------------------------------------------

*   Commencement of operations.
(a) Net of offering costs of $.06.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c) Annualized.

Report Of Ernst & Young LLP
Independent Auditors                        ACM Managed Dollar Income Fund, Inc.
================================================================================

To the Shareholders and Board of Directors
ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc., including the portfolio of investments, as of September 30, 1995, and the related statement of operations and cash flows for the year then ended and the statement of changes in net assets and financial highlights for the year ended September 30, 1995 and for the period from October 22, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 1995, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year ended September 30, 1995, and for the period from October 22, 1993 to September 30, 1994, in conformity with generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

New York, New York
November 3, 1995

Additional Information                      ACM Managed Dollar Income Fund, Inc.
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

   (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

   (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on a least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Managed Dollar Income Fund, Inc. was held on Friday, March 3, 1995. The description of each proposal and number of shares voted at the meeting are as follows:

                                                    Shares       Shares Voted
                                                   Voted For   Without Authority
--------------------------------------------------------------------------------
1. To elect directors:     Class One Directors
                           (term expires in 1998)
                           David H. Dievler        26,475,320      909,118
                           Clifford L. Michel      26,480,651      903,787

                           Class Two Directors
                           (term expires in 1996)
                           John H. Dobkin          26,485,615      898,823
                           William H. Foulk        26,516,556      867,882
                           James M. Hester         26,517,521      866,917

                           Class Three Directors
                           (term expires in 1997)
                           Ruth Block              26,506,976      877,462
                           John D. Carifa          26,512,905      871,533
                           Robert C. White         26,516,747      867,691

                                         Shares     Shares Voted  Shares Voted
                                        Voted For      Against       Abstain
--------------------------------------------------------------------------------
2.  To ratify the selection of
    Ernst & Young LLP as the Fund's
    independent auditors for the
    Fund's fiscal year ending
    September 30, 1995:                 26,468,593     218,698       697,147
--------------------------------------------------------------------------------

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

Board Of Directors
John D. Carifa, Chairman
Ruth Block/(1)/
David H. Dievler/(1)/
John H. Dobkin/(1)/
William H. Foulk, Jr./(1)/
Dr. James M. Hester/(1)/
Clifford L. Michel/(1)/
Robert C. White/(1)/

Officers
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Middlesex Administrators L.P.
P.O. Box 9011
Princeton, NJ 08543

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019



/(1)/ Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Managed Dollar Income Fund, Inc.
Summary of General Information

The Fund

ACM Managed Dollar Income Fund, Inc. is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "ADF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal and each Saturday in The New York Times and Barron's and other newspapers in a table called "Closed-End Funds." Additional information about the Fund is available by calling 1-800-221-5672.

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For a copy of the Plan Brochure, please call State Street Bank and Trust Company at 800-219-4218.

ACM Managed Dollar Income Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]

*These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDIAR


                                     ACM
                              -----------------
                                   Managed
                              -----------------
                                    Dollar
                              -----------------
                                 Income Fund
                              -----------------

                                        Annual Report

                                        September 30, 1995




                                        [LOGO OF ALLIANCE APPEARS HERE]